CLASS C SHARES OF
                    IDEX TACTICAL ASSET ALLOCATION PORTFOLIO
                              A series of shares of
                                IDEX SERIES FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
                          SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES that       is the owner of        ACCOUNT NO.     ALPHA CODE

fully paid and non-assessable Class C Shares (without par value) of IDEX Tactical Asset Allocation Portfolio, a series of shares (the "Series") of IDEX II Series Fund, a Massachusetts business trust (the "Trust"), which shares are established and designated under the Declaration of Trust dated January 7, 1986, and restated as of August 30, 1991, as amended from time to time (the "Trust Agreement"). The terms of the Trust Agreement, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, are hereby incorporated by reference as fully as if set down herein in their entirety. As provided in the Trust Agreement, the beneficial interest in the Series has been divided into classes of Shares, and the Shares evidenced hereby represent the beneficial interest in an undivided proportionate part of the assets belonging to the Series subject to the liabilities belonging to the Series and classes thereof. Such Shares have the rights and preferences set forth in the Trust Agreement and the Trust will furnish the holder of this certificate upon written request and without charge a statement of such rights and preferences. THE SHARES EVIDENCED HEREBY ARE SUBJECT TO REDEMPTION BY THE TRUST pursuant to the procedures that may be determined by the Trustees in accordance with the Trust Agreement. This certificate is issued by the Trustees of the Trust not individually but as Trustees under the Trust Agreement, and represents shares of beneficial interest in the Series and does not bind any of the Trustees, shareholders, officers, employees or agents of the Trust personally but only the assets and property of the Series. Subject to the provisions of the Trust Agreement, the Class C shares represented by this certificate are transferable upon the books of the Trust by the registered holder hereof in person or by its duly authorized attorney upon surrender of this certificate.

Witness the facsimile signature of the President and Treasurer of the Trust and the signature of its duly authorized agent.

                                  VOID IF NOT COUNTERSIGNED
                                  COUNTERSIGNED by Idex Investor Services, Inc.
                                  P.O. Box 9015, Clearwater, FL 34618-9015
Dated                             TRANSFER AGENT
/S/Thomas R. Moriarty             BY
Treasurer                         --------------------------------------------
/S/G. John Hurley                 AUTHORIZED SIGNATURE
President

PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED
CLASS C SHARES OF IDEX TACTICAL ASSET ALLOCATION PORTFOLIO
A SERIES OF IDEX SERIES FUND                         SHARES

NUMBER IM

ACCOUNT NO.    ALPHA CODE            DEALER NO.             CONFIRM NO.

TRADE DATE     CONFIRM DATE          BATCH ID. NO.

                   CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING. PLEASE PRINT THE CORRECT INFORMATION BELOW, AND RETURN TO:
                       IDEX INVESTOR SERVICES, INC.
                       P.O. BOX 9015
                       CLEARWATER, FL 34618-9015

                       TAX IDENT. OR SOC. SEC. NO.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full, according to the applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFTS/TRANSFERS MIN ACT - Custodian
                                                                   _____________
TEN ENT - as tenants by the entireties                            (Cust) (Minor)
JT TEN  - as joint tenants with right
          of survivorship                under Uniform Gifts/Transfers to Minors
          and not as tenants in common   Act _______
                                             (State)

                 Additionalabbreviations may also be used though
                             not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________

______________________________

__________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


__________________________________________________________________________

__________________________________________________________________________Shares
of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint



______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named issuer with full power of substitution in the premises

Dated, ___________________


                                         __________________________________
                                                                     Owner

                                         __________________________________
                                          Signature of Co-Owner, if any

IMPORTANT (BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH NOTICE PRINTED ABOVE)


Signature(s) guaranteed by:



___________________________________
Name of Institution



___________________________________
Authorized Signature
(Guarantee stamp must be included)

               NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

               THIS SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WHO MEETS THE STANDARDS AND PROCEDURES OF THE TRANSFER AGENT.